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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------

                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------



    Date of Report (Date of Earliest Event Reported):  October 1, 1996

                         MILLENNIUM CHEMICALS INC.
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               (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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                  (State or Other Jurisdiction of Incorporation)

            1-12091                                    22-3436215
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      (Commission File Number)            (I.R.S. Employer Identification No.)

             99 Wood Avenue South
             Iselin, New Jersey                                08830
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    (Address of Principal Executive Offices)                (Zip Code)

                               (908) 603-6600
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           (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)

                                                                Page 1 of 5
                                                    Exhibit Index on Page 4
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     ITEM 5.   OTHER EVENTS.

               On October 1, 1996, the demerger of Millennium Chemicals Inc. (the "Company") from Hanson PLC was completed, and on October 2, 1996, the Company's common stock commenced "regular way" trading on the New York Stock Exchange under the symbol "MCH". A copy of the press release issued by the Company on October 2, 1996 in connection with the foregoing is filed as an exhibit to this Current Report and is incorporated by reference herein.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
     AND EXHIBITS.

          (c)  Exhibits

          99   Press Release issued by the Company on October 2, 1996.



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                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MILLENNIUM CHEMICALS INC.



     October 2, 1996          By: /s/ George H. Hempstead, III
                                 --------------------------------
                              Name:   George H. Hempstead, III
                              Title:  Senior Vice President --
                                      Law and Administration











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                                  EXHIBITS


     EXHIBIT NO.              EXHIBIT
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     99        Press Release issued by the Company on October 2, 1996.









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